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                                                                  Exhibit 10.1.1

March 5, 2007


Alpha Security Group Corporation
328 West 77th Street
New York, New York 10024

Maxim Group LLC
405 Lexington Ave.
New York, New York 10174

Re:  Initial Public Offering

Gentlemen:

         The undersigned stockholder, officer and director of Alpha Security Group Corporation (the "Company"), in consideration of Maxim Group LLC ("Maxim") entering into a letter of intent, dated May 6, 2005 (the "Letter of Intent"), to underwrite an initial public offering (the "IPO") of the securities of the Company and embarking on, undertaking and continuing to participate in the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 12 hereof):

         1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will (i) vote all Insider Shares owned by the undersigned in accordance with the majority of the votes cast by the Public Stockholders and (ii) vote any shares of Common Stock acquired in or following the IPO or in the Private Placement in favor of the Business Combination.

         2. (a) In the event that the Company fails to consummate a Business Combination by a date (the "TERMINATION DATE") that is 18 months from the effective date (the "EFFECTIVE DATE") of the registration statement relating to the IPO, or 24 months from the Effective Date under the circumstances described in the Prospectus, the undersigned shall, in accordance with all applicable requirements of the Delaware General Corporation Law, take all action reasonably within his power to dissolve and liquidate the Company and distribute all funds held in the Trust Account to the Public Stockholders as soon as reasonably practicable following the Termination Date in the manner and subject to the deductions set forth in the Prospectus including, without limitation: (i) causing the Company's board of directors to convene and adopt a plan of dissolution and liquidation; (ii) voting, as a director (if applicable), in favor of adopting such plan of dissolution and liquidation; (iii) within five
(5) business days of any such adoption by the Company's board of directors, causing the Company to prepare and file a proxy statement with the Securities and Exchange Commission ("SEC") setting out, and calling for a vote by the Company's stockholders in favor of, the plan of dissolution and liquidation; and
(iv) voting, as a stockholder, all of the undersigned's voting securities of the Company in favor of any such plan of dissolution and liquidation. In addition, from and after the Termination Date, the undersigned will, in accordance with the Company's amended and restated certificate of incorporation, take all action reasonably within his power to limit the Company's activities to winding up its affairs and to dissolving the Company and liquidating the Trust Account.


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                  (b) If the Company seeks approval from its stockholders to consummate a Business Combination within 90 days prior to the expiration of the 24 month period following the Effective Date (assuming that the period in which the Company may consummate a Business Combination has been extended under the circumstances described in the Prospectus), the undersigned agrees to take all such action reasonably within his power to ensure that the proxy statement related to such Business Combination will seek stockholder approval for the plan of dissolution and liquidation of Company in the event the stockholders do not approve such Business Combination.

                  (c) If: (i) no agreement has been executed and no letter of intent with respect to a Business Combination has been signed by the Company prior to the date that is 18 months after the Effective Date or (ii) no proxy statement seeking the approval of the stockholders for a Business Combination has been filed with the SEC by the date that is 30 days prior to the date that is 24 months after the Effective Date, the undersigned agrees to take, promptly following either such date, all such action reasonably within his power to convene a meeting of the board of directors of the Company to adopt and recommend to the stockholders of the Company a plan of dissolution and liquidation of the Company and, within five (5) business days of such date, to file a proxy statement with the SEC seeking stockholder approval for such plan of dissolution and liquidation.

                  (d) Except with respect to any of the IPO Shares acquired by the undersigned in connection with or following the IPO, the undersigned hereby irrevocably: (i) waives any and all right, title, interest, cause of action or claim of any kind (a "CLAIM") in or to all funds in the Trust Account and any remaining net assets of the Company upon liquidation of the Trust Account and dissolution of the Company; (ii) waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company, which Claim would reduce, encumber or otherwise adversely affect the amounts held in the Trust Account; and (iii) agrees that the undersigned will not seek recourse (legal, equitable or otherwise) against the Trust Account for any reason whatsoever.


         3. The undersigned agrees to indemnify and hold harmless the Company, pro rata with Robert B. Blaha, based on the number of Insider Shares held by each such individual, against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) to which the Company may become subject as a result of any claim by any target business or prospective target business or any vendor or other entity that is owed money by the Company for services rendered or products sold to the Company or the claims of any prospective or actual target businesses but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Account.


         4. (a) In order to minimize potential conflicts of interest that may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to the undersigned's exploitation of that opportunity in any way or the presentation to any other person or entity, any suitable opportunity to acquire an operating business or any real property or related assets, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer or director of the Company, but subject, in each case, to any pre-existing fiduciary obligations the undersigned might have, which fiduciary obligations are disclosed to the Company's board of directors prior to the Effective Date.


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         (b) The undersigned is the managing partner of AMT Capital Partners LLC
("AMT"). Although AMT provides investment banking services to certain companies engaged in the homeland security and defense industries, including those listed in the undersigned's biography attached hereto as Exhibit A, the undersigned agrees that the Company's initial Business Combination will not be with any of such companies, in order to avoid potential conflicts of interest that may arise from these clients of AMT Capital Partners LLC.

         5. Other than as set forth in Section 4(a) above, the undersigned acknowledges and agrees that the Company will not consummate any Business Combination involving a company affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Maxim Group LLC that the Business Combination is fair to the Company's stockholders from a financial perspective.

         6. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that the undersigned shall be entitled to reimbursement from the Company for his out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination OR provided that commencing on the Effective Date, ASG Management, Inc. the (the "Related Party"), shall be allowed to charge the Company up to $7,500 per month, representing an allocable share of Related Party's overhead, to compensate it for the Company's use of Related Party's offices, utilities and personnel. Related Party and the undersigned shall be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

         7. The undersigned agrees that neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept, and the undersigned, on behalf of the undersigned and the aforementioned parties, hereby waives any rights to, a finder's fee or any other compensation payable by the Company in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

         8. The undersigned will escrow his Insider Shares for the period commencing on the Effective Date, and ending on the earlier to occur of: (i) the approval by the Public Stockholders of the Release of the Insiders Shares from escrow; and (ii) one year following the consummation of a Business Combination, in each case subject to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.


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         9. The undersigned agrees to be the Chief Executive Officer, President and Secretary of the Company and Co-Chairman of the Board of Directors of the Company until the earlier of the consummation by the Company of a Business Combination or the dissolution and liquidation of the Company. The undersigned's biographical information furnished to the Company and Maxim and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended. The undersigned's Questionnaire furnished to the Company and Maxim and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned further represents and warrants to the Company and Maxim that:

                  (a) No petition under the Federal bankruptcy laws or any state insolvency law has been filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of the undersigned, or any partnership in which the undersigned was or is a general partner at or within two years prior to the date hereof, or any corporation or business association of which the undersigned was an executive officer at or within two (2) years prior to the date hereof;

                  (b) The undersigned has not been convicted in any criminal proceeding nor is the undersigned currently a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

                  (c) The undersigned has not been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining the undersigned from, or otherwise limiting, the following activities:

                           (i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

                           (ii) Engaging in any type of business practice; or

                           (iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

                  (d) The undersigned has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than sixty (60) days the right of the undersigned to engage in any activity described in paragraph (c)(i) above, or to be associated with persons engaged in any such activity;

                  (e) The undersigned has not been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended, or vacated; and


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                  (f) The undersigned has not been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

         10. The undersigned has full right and power, without violating any agreement by which the undersigned is bound, to enter into this letter, agreement and to serve as Co-Chairman of the Board of Directors of the Company, Chief Executive Officer, President and Secretary of the Company.

         11. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to Maxim and its legal representatives or agents (including any investigative search firm retained by Maxim) any information they may have about the undersigned's background and finances (the "Information"). Neither Maxim nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

         12. As used herein: (i) a "Business Combination" shall mean an acquisition, by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise and as otherwise described in the registration statement relating to the IPO, of an operating business in the homeland security or defense industries or a combination thereof, selected by the Company; (ii) "Common Stock" shall mean the common stock, par value $.0001 per share, of the Company; (iii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iv) "Insider Shares" shall mean all of the shares of Common Stock owned by an Insider prior to the IPO; (v) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO; (vi) "Private Placement" shall mean the private placement of 320,000 units of the Company (consisting of one share of Common Stock and one warrant to purchase one share of Common Stock) prior to the IPO; (vii) "Prospectus" shall mean the prospectus contained in the registration statement relating to the IPO; (viii) "Public Stockholders" shall mean the holders of the securities issued by the Company in the IPO; and (ix) "Trust Account" means the trust account in which the proceeds to the Company of the IPO will be deposited and held for the benefit of the holders of the IPO shares, as described in greater detail in the Prospectus.

         13. The undersigned hereby agrees that any action, proceeding or claim against the undersigned arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The undersigned hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenience forum.



                                                     Name: Steven M. Wasserman




                                                     /s/ Steven M. Wasserman
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                                                     Signature




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                                    EXHIBIT A



STEVEN M. WASSERMAN has served as our Chief Executive Officer and Secretary since April 2005 and as our President and Co-Chairman of our board of directors since August 2005. From April 2005 to August 2005, Mr. Wasserman also served as our Chairman. Mr. Wasserman also currently serves as the managing partner of AMT Ventures LLC, an entity primarily engaged in public and private equity and debt investments on a principal basis, a position he has held since April 2004. In addition, Mr. Wasserman is the managing partner of AMT Capital Partners LLC, an investment banking and advisory firm, a position he has held since June 1998. During his tenure as the managing partner of AMT Capital Partners, LLC, clients of AMT Capital Partners, LLC have included the following: Ktech Corporation, a provider of technical support services, scientific and engineering services and management expertise to a variety of government, defense and industry clients; Nanodetex Corporation, a leader, in lab-on-chip (LOC) platform technologies for gas phase chemical analysis and explosive detection; Agent Science Technologies Incorporated, a provider of neural information management software solutions to the defense industry; Link One, LLC, a technology transfer advisory group; American Detection Technologies, Inc., a homeland security company engaged in contraband detection services using canines; ETEK International Corporation, a network security provider; and Securant Technologies, Inc., an Internet security software company which was sold to RSA Security, Inc. in September 2001. From June 1997 to July 2001, Mr. Wasserman was the managing director of Cardinal Fund, a risk arbitrage fund. From April 1995 to May 1998, Mr. Wasserman served as the President and Chief Executive Officer of Pudgies Chicken Inc. In September 1996, Pudgies Chicken Inc. filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code and the sale of the company's assets was approved in May 1998.